EXHIBIT 10-c

                              TRUSTMARK CORPORATION
                                     FORM OF
                NON-QUALIFIED STOCK OPTION AGREEMENT FOR DIRECTOR

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                             Granted <<grant date>>
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This  Non-Qualified  Stock Option Agreement is entered into pursuant to the 2005
Stock and Incentive Compensation Plan (the "Plan") of Trustmark Corporation (the "Company") and evidences the grant of a Non-Qualified Stock Option (as defined in the Plan), and the terms, conditions and restrictions pertaining thereto, to
<<name>>  (the  "Director").   This  Agreement  also  describes  the  terms  and
conditions of the Option.

WHEREAS, the Company maintains the Plan under which the Committee (as defined in the Plan) may, among other things, award Non-Qualified Stock Options to purchase shares of the Company's common stock ("Stock") to such members of the Board of Directors of the Company or any of its Subsidiaries as the Committee may determine, subject to terms, conditions and restrictions as it may deem appropriate; and

WHEREAS, pursuant to the Plan, the Committee has granted to the Director a Non-Qualified Stock Option award conditioned upon the execution by the Company and the Director of a Non-Qualified Stock Option Agreement setting forth all the terms and conditions applicable to such award;

NOW THEREFORE, in consideration of the benefits which the Company expects to be derived from the services rendered to it and/or its Subsidiaries by the Director and of the covenants contained herein, the parties hereby agree as follows:

1. Grant of Option. The Committee hereby grants to the Director a Non-Qualified Stock Option on <<grant date>> (the "Award Date") to purchase all or any part of a total of <<shares>> shares of Stock at a price of $<<price>> per share, subject to the terms, conditions, and restrictions set forth in this Agreement.

2.   Term.

     (a) Normal Term. The term of the Option is 7 years, through <<expiration date>> (the "normal term"), provided, however, that the Option may be terminated earlier as provided below.

     (b) Early Termination in connection with Cessation of Service. In the event of a cessation of the Director's service as a member of the Board of Directors of the Company or any of its Subsidiaries for any reason, the Option, to the extent exercisable at such date of cessation of service, will remain outstanding for the lesser of 1 year or the balance of its normal term and shall then terminate at the end of such shorter period.

3. Payment of Exercise Price. The exercise price will be payable in full upon exercise of the Option, and such purchase price may be paid either in cash, or in shares of Stock which either have been held for more than six months or were not acquired in a compensatory transaction with an award date after June 30, 2000 (which shares shall be valued for such purpose at the average of the high and low sales price of such Stock as reported by the NASDAQ Stock Market on NASDAQ.com for the date of exercise), or in a combination of cash and such Stock. The exercise may also be effected by a cashless exercise as permitted by the Committee and applicable law.

4. Transferability. The Option may not be transferred by the Director except by will or by the laws of descent and distribution or by a transfer, in whole or in part, without consideration by gift to a family member of the Director. For purposes hereof, "family member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Director's household (other than a tenant or employee) or a trust in which these persons have more than fifty percent of the beneficial interest. No transfer of the Option in whole or in part by gift to a family member shall be effective until the Corporation receives written notice of such transfer in a form acceptable to it. The attached Transfer by Gift to Family Member form may be used to effect such a transfer by gift and the delivery of a completed copy of such form to the Corporation shall constitute notice to the Corporation.

5.   Exercise and Forfeiture.

     (a) Exercisability. The Option is first exercisable, in whole or in part, from and after the applicable time provided below:

               (i) Options with respect to the shares awarded under this Agreement shall be first exercisable (determined in the aggregate) as follows determined at any time by reference to the anniversary of the Award Date to which the Director continuously serves as a member of the Board of Directors of the Company or any of its Subsidiaries from the Award Date:

                      Anniversary of                   Percent of the Award
                      the Award Date               Shares which Are Exercisable
                      --------------               ----------------------------
                    <<number of years>>                    <<vesting %>>

               (ii) Notwithstanding the foregoing conditions in (i) above:

                    (A) Change in Control. If a Change in Control (as defined in the Plan) occurs after the Award Date and before the termination or forfeiture of the Option and if the Director has continuously served as a member of the Board of Directors of the Company or any of its Subsidiaries from the Award Date through the occurrence of the Change in Control, the Option may first be exercised, in whole or in part, on the date such Change in Control occurs.

                    (B) Mandatory Retirement. In the event of the cessation of the Director's service as a member of the Board of Directors of the Company or any of its Subsidiaries due to his or her mandatory retirement at or after age 65 and if the Director has continuously served as a member of the Board of Directors of the Company or any of its Subsidiaries from the Award Date through the occurrence of such retirement, the Option shall be exercisable in full as of the date of such retirement.

     (b) By Whom Exercisable. During the Director's lifetime, only the Director may exercise the Option or, where the Option has been transferred to a family member or trust (as defined in Paragraph 4), the family member or trust. To the extent the Option has not been transferred to a family member, if the Director dies prior to the expiration date of the Option without having exercised the Option as to all of the shares covered thereby for which rights have not been transferred, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by the Director immediately prior to his or her death, by the estate or a person who acquired the right to exercise the Option (or untransferred portion thereof) by bequest or inheritance or by reason of the death of the Director. To the extent the Option has been transferred to a family member and the transferee family member dies prior to the expiration date of the Option without having exercised the Option as to all of the shares covered thereby, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by the family member immediately prior to his or her death, by the estate or a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the transferee family member.

     (c) Exercise. The Option shall be exercised by delivery on any business day to the Company of a Notice of Exercise in the form attached to this Stock Option Agreement accompanied by payment as provided in Paragraph 3 and payment in full, to the extent required by Paragraph 10, of the amount of any income tax the Company is required to withhold as a result of such exercise.

     (d) Forfeiture. The Option shall be immediately forfeited to the extent it is not exercisable at the time the Director's service as a member of the Board of Directors of the Company or any of its Subsidiaries first ceases after the Award Date. For purposes of this Agreement, transfer of Board of Director membership among the Company and its Subsidiaries shall not be considered a termination or interruption of service.

6. Compliance with Securities Laws. The Company covenants that it will attempt to maintain an effective registration statement with the Securities and Exchange Commission covering the shares of Stock of the Company which are the subject of this Agreement at all times during which the Option evidenced hereby is exercisable; provided, however, that the Option evidenced hereby shall not be exercisable for stock at any time if its exercise would cause the Company to be in violation of any applicable provisions of the federal or state securities law.

7. Administration of Plan. The Plan is administered by a Committee appointed by the Company's Board of Directors. The Committee has the authority to construe and interpret the Plan, to make rules of general application relating to the Plan, to amend outstanding options, and to require if any person exercising the Option, at the time of such exercise, the execution of any paper or the making of any representation or the giving of any commitment that the Committee shall, in its discretion, deem necessary or advisable by reason of the securities laws of the United States or any State, or the execution of any paper or the payment of any sum of money in respect of taxes or the undertaking to pay or have paid any such sum that the Committee shall, in its discretion, deem necessary by reason of the Internal Revenue Code or any rule or regulation thereunder, or by reason of the tax laws of any State.

8. Capital Adjustments. The number of shares of Stock covered by the Option, and the option price thereof, will be subject to an appropriate and equitable adjustment, as determined by the Committee, to reflect any stock dividend, stock split or share combination, and will be subject to such adjustment as the Committee may deem appropriate to reflect any exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

9. Rights as a Shareholder. The Director, or a transferee of the Option, shall have no rights as a shareholder with respect to any shares subject to the Option until the date of the exercise of the Option for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of such exercise, except as provided in Paragraph 8 hereof.

10. Withholding Taxes. The Company, or any of its Subsidiaries, shall have the right to retain and withhold the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to the Award Shares. The Committee may require the Director or any successor in interest to pay or reimburse the Company, or any of its Subsidiaries, for any such taxes required to be withheld by the Company, or any of its Subsidiaries, and to withhold any distribution in whole or in part until the Company, or any of its Subsidiaries, is so paid or reimbursed. In lieu thereof, the Company, or any of its Subsidiaries, shall have the right to withhold from any other cash amounts due to or to become due from the Company, or any of its Subsidiaries, to or with respect to the Director an amount equal to such taxes required to be withheld by the Company, or any of its Subsidiaries, to pay or reimburse the Company, or any of its Subsidiaries, for any such taxes or to retain and withhold a number of shares of the Company's Stock having a market value not less than the amount of such taxes and cancel any such shares so withheld in order to pay or reimburse the Company, or any of its Subsidiaries, for any such taxes. The Director or any successor in interest is authorized to deliver shares of the Company's Stock in satisfaction of minimum statutorily required tax withholding obligations (whether or not such shares have been held for more than six months and including shares to be acquired as a result of the exercise of the Option).

11. Prohibition Against Pledge, Attachment, etc. Except as otherwise provided herein, the Option evidenced hereby, and the rights and privileges conferred hereby, shall not be transferred, assigned, pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process.

12. Not to be Treated as Incentive Stock Option. This Option is not intended to be an incentive stock option within the meaning of Internal Revenue Code
     Section 422(b).

13. Plan and Prospectus. This Award is granted pursuant to the Plan and is subject to the terms thereof (including all applicable vesting, forfeiture, settlement and other provisions). A copy of the Plan, as well as a prospectus for the Plan, has been provided to the Director; and the Director acknowledges receipt thereof.

To evidence their agreement to the terms and conditions of the Option, the Company and the Director have signed this Stock Option Agreement as of the date first above written.

                              COMPANY:

                              TRUSTMARK CORPORATION

                              By:
                                 ------------------------------------
                              Its:
                                  -----------------------------------

                              DIRECTOR:

                              By:
                                 ------------------------------------
                                 <<name>>

TRUSTMARK CORPORATION
EXERCISE FORM


Participant Name                               Home Address
(please print)


--------------------------------------------   ---------------------------------
RC #                                           Social Sec #


--------------------------------------------   ---------------------------------
Office Location        Brokerage Acct Number   Office Tel #


--------------------   ---------------------   ---------------------------------

NOTICE OF EXERCISE:
I hereby irrevocably exercise my following vested Options to purchase the shares of Trustmark Corporation (the "Company") common stock ("Stock"), as described below and granted to me under the Trustmark Corporation 2005 Stock and Incentive Compensation Plan.

Date of Grant  (1) Exercise price per share   (2) Number of shares exercised  Total  exercise price $[(1)x(2)]
-------------  ----------------------------   ------------------------------  --------------------------------



Select one of the following methods for payment of exercise price as computed above:

[  ]  Cash              I am enclosing $_________________ which represents full
                        payment of the exercise price computed above.
[  ]  Common Stock      I am enclosing _________ shares of Stock, which
                        represent full payment of the exercise price computed
                        above.
[  ]  Cash by           My Broker/Dealer, _______________________________, is
      Broker-Dealer     enclosing $_________________ on my behalf  which
                        represents full payment of the exercise price computed
                        above.
[  ]  Combination       I am delivering __________shares of Stock with a total
                        market value of $__________________, as well as a check in the amount of $______________, representing the difference between the total exercise price.

Select one of the following methods for payment of withholding taxes and fees generated by the exercise of the Option. (Note: Please contact Louis Greer, Chief Accounting Officer, at 601-208-2310 to determine the applicability and amount of withholding taxes.)

[  ]  Cash              I am remitting payment to the Company for the full
                        amount due for withholding taxes.
[  ]  Common Stock      I am remitting Stock for the full amount due for
                        withholding taxes.
[  ]  Cash by           My Broker/Dealer, ________________ , is enclosing
      Broker-Dealer     $_________________ acquired from the sale of whole
                        shares of Common Stock to pay required withholding
                        taxes, brokerage commission and processing fees.
[  ]  Not Applicable    This transaction is [   ] an ISO exercise or [   ]
                        is an exercise not subject to withholding (e.g., by a non-employee director).

I am not in possession of any material, nonpublic information concerning the Company which if made public would affect the market for Stock. I have read and agree to the terms specified in this exercise form, including those specified on the following pages.

I hereby request the certificate evidencing all of the shares of Common Stock to which I am entitled pursuant to this Option exercise be registered in my name and delivered to______________________________ at_____________________________.


-------------------------       ----------------
Signature                       Date

                   TRANSFER BY GIFT TO FAMILY MEMBER OR TRUST

I,  __________________________________________________  (name),  hereby transfer without consideration by gift to the following named family member or trust all of my right, title and interest with respect to (check one and complete) [ ] all or [ ] ___________________ (enter number of shares) shares of the common stock of Trustmark Corporation granted to me pursuant to that certain Non-Qualified Stock Option Agreement dated <<grant date>> (the "Option Agreement") awarded under the Trustmark Corporation 2005 Stock and Incentive Compensation Plan (the "Plan"),

Name, Address and Social Security Number
(or Employer Identification Number)
of Family Member or Trust Transferee:

Name -
       -------------------------------------------------------------------------

Address -
          ----------------------------------------------------------------------

SSN or EIN -
             ----------------------------------------

I certify that the transferee is a "family member" or "family trust" as described in the aforesaid Option Agreement by reason of the following relationship to me:

________________________________________________________________________________

________________________________________________________________________________

I agree to provide Trustmark Corporation with such other documents and representations as it deems appropriate, pursuant to the Option and the Plan.



         -------------------            ---------------------------
         (Date)                         (Signature)


                                        ---------------------------
                                        <<name>>


                                        ---------------------------
                                        (Social Security Number)